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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-58549, 333-36153, 333-36267, 333-40719,
333-47183, 333-58307, 333-64273, 333-76023 and 333-42724.



                                                       /s/ Arthur Andersen LLP
                                                       -------------------------
                                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
November 28, 2000